Exhibit 10.46

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DIAMOND ENTERTAINMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 35,000,000 shares of Common

 Stock of Diamond Entertainment Corporation

(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 1

Issue Date: March 26, 2004

DIAMOND ENTERTAINMENT CORPORATION, a corporation organized under the laws of the State of New Jersey (the "Company"), hereby certifies that, for value received, BI-COASTAL CONSULTING CORP., 25, Longview Court, Hillsborough, CA 94010, telecopier: (650) 343-2506 (the “Holder”), or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date and at any time or from time to time before 5:00 p.m., New York time, through five (5) years after such date (the “Expiration Date”), up to 35,000,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, of the Company at a per share purchase price of $.012.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price".  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price without the consent of the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term “Company” shall include Diamond Entertainment Corporation and any corporation which shall succeed or assume the obligations of Diamond Entertainment Corporation hereunder.

(b)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1.

Exercise of Warrant.

1.1.

Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4 and subject to DMEC’s shareholders have increased the number of authorized common shares.

1.2.

Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form") duly executed by such Holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3.

Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

2.

Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the shares of Common Stock. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

3.

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company to: Diamond Entertainment Corporation, Diamond Entertainment Corporation, 800 Tucker Lane, Walnut, California  91789, telecopier number: (909) 869-1990, with a copy by telecopier only to: Owen M. Naccarato, Esq., Naccarato & Associates, 19600 Fairchild, Suite 260, Irvine, CA 92614, telecopier: (949) 851-9262, and (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant.

DIAMOND ENTERTAINMENT CORPORATION By: /S/ James Lu Name: James Lu Title: President
Witness: Fred U. Odaka

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:  DIAMOND ENTERTAINMENT CORPORATION

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___

________ shares of the Common Stock covered by such Warrant; or

___

the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___

$__________ in lawful money of the United States; and/or

___

the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___

the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is _____________________________________________________________________________________

____________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________

_____________________________________

 (Signature must conform to name of holder as specified on the face of the Warrant)

_____________________________________

_____________________________________

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of DIAMOND ENTERTAINMENT CORPORATION to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of DIAMOND ENTERTAINMENT CORPORATION with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________ Signed in the presence of: ____________________________________ (Name) ACCEPTED AND AGREED: [TRANSFEREE] ____________________________________ (Name)

_____________________________________

(Signature must conform to name of holder as specified on the face of the warrant)

_____________________________________

_____________________________________

(address)

_____________________________________

_____________________________________

(address)